UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 26, 2023, Repligen Corporation (the “Company”) issued a press release announcing the Company’s entry into an agreement to consummate the Metenova Acquisition described in Item 8.01 of this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K and furnished as Exhibit 99.1.

On September 26, 2023, the Company made available an Investor Presentation relating to the Metenova Acquisition described in Item 8.01 of this Current Report on Form 8-K. A copy of this Investor Presentation is attached to this Current Report on Form 8-K and furnished as Exhibit 99.2.

The information in this Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On September 23, 2023, the Company executed a Share Sale and Purchase Agreement (the “Purchase Agreement”), with Metenova Holding AB (“Metenova”), certain other individuals and legal entities party to the Purchase Agreement (collectively with Metenova, the “Sellers”), and Repligen Sweden AB, a subsidiary of the Company (the “Buyer”), pursuant to which the Buyer, subject to the satisfaction or waiver of the conditions set forth in the Purchase Agreement, will purchase all of the outstanding equity interests of Metenova for cash and equity consideration (the “Metenova Acquisition”). The Metenova Acquisition is expected to close during the fourth quarter of 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by Repligen Corporation, dated September 26, 2023.

99.2	Investor Presentation furnished by Repligen Corporation.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: September 26, 2023	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer